UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2012

CAPITAL FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (701) 837-9600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 12, 2012, at the Annual Meeting of Shareholders of the Company (the “2012 Annual Meeting”), the shareholders re-elected five of the five persons nominated by the Board of Directors to serve as Directors for the ensuing year and until the next annual meeting of shareholders or until their successors are elected and qualified.  The five nominees elected as Directors at the 2012 Annual Meeting were Vaune M. Cripe, Jeffrey A. Cummer, Gregory G. Philipps, Vance A Castleman, and Myron D. Thompson.  Biographical information as to the above named persons was included in the Definitive Schedule 14A filed by the Registrant on May 11, 2012.

           On June 12, 2012, John R. Carlson, was re-elected by the vote of the board of directors, as Chief Executive Officer and President.  On June 12, 2012, Elizabeth Redding, was re-elected by the vote of the board of directors, as Chief Financial Officer.

Mr. Carlson, born December 19, 1963, attended Montana State University in Bozeman, Montana, pursuing education in Physics and Chemical Engineering.  He has passed several securities qualification examinations including the General Securities Representative, General Securities Principal, Uniform Securities Agent State Law, Registered Investment Advisor, Municipal Securities Principal, and insurance licenses for Life Insurance, Variable Life Insurance, Annuities and Variable Annuities, and Accident and Health Insurance.  From September of 1998 to July of 2002, Mr. Carlson worked as a Financial Advisor with a national financial services firm.  Mr. Carlson specialized in comprehensive financial planning relating to retirement, education, and risk management planning.  Since July of 2002, Mr. Carlson has served Capital Financial Services and is currently the firm’s Chief compliance Officer.

Ms. Redding  served as the general manager of Spicy Pie a restaurant, located in  Fargo, ND from 2009 to 2010. From 2010 to 2011 Ms Redding served as an administrative assistant at Capital Financial Services, Inc., a broker dealer located in Minot, ND. From 2010 to 2011 Ms. Redding served as  a commission/accounting specialist,  for Capital Financial Services, Inc; a subsidiary of the Company.  From 2011 to 2012 Ms. Redding served as a  loan officer for  Northern Tier Federal Credit Union, located in Velva, ND. From 2012 to the present Ms. Redding serves as Treasurer of the Velva Association of Commerce,  a local organization located in Velva, ND. In 2010  Ms  Redding received a  B.S. Degree in Business Management from  Minot State University, Minot, ND.

There is no family relationship between Mr. Carlson and Ms. Redding nor are their any family relationships between Mr. Carlson and/or Ms. Redding and any other officer or member of the Company's board of directors. There is no written contract with respect to the employment of either Mr. Carlson or Ms. Redding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL FINANCIAL HOLDINGS, INC.

By:	/s/ John R. Carlson
John R. Carlson
CEO & President

Dated:  June 15, 2012